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                    TEMPORARY CERTIFICATE -- Exchangeable for
                    Definitive Certificate When Ready for Delivery.


     NUMBER                                                             SHARES
 TCC                     CONSOLIDATED CIGAR HOLDINGS INC.

INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS

  THIS CERTIFIES that                                    CUSIP 20902E 10 6


  is the owner of
     FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS OF COMMON STOCK OF

                         CONSOLIDATED CIGAR HOLDINGS INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and all amendments thereto, to all of which the holder by acceptance hereof assents.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                              CERTIFICATE OF STOCK

Dated                     CONSOLIDATED CIGAR HOLDINGS INC.
                                     CORPORATE
          /s/ Joram Salig               SEAL             /s/ Theo Folz
             -----------------          1993                -----------------
                 SECRETARY            DELAWARE                   PRESIDENT

Copyright SECURITY-COLUMBIAN  UNITED STATES BANKNOTE COMPANY  1960

                               COUNTERSIGNED AND REGISTERED:
                                 AMERICAN STOCK TRANSFSER & TRUST COMPANY
                                 (NEW YORK, N.Y.)  TRANSFER AGENT
                                                    AND REGISTRAR

                                 AUTHORIZED SIGNATURE









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  The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common      UNIF GIFT MIN ACT -- .....Custodian......
                                                            (Cust)       (Minor)
  TEN ENT -- as tenants by the                              under Uniform Gifts
             entireties                                            to Minors
                                                               Act.........
  JT TEN  -- as joint tenants with                                (State)
             right of survivorship
             and not as tenants in
             common

      Additional abbreviations may also be used though not in the above list.

  For Value Received, ___________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
- -----------------------------------------------

- -----------------------------------------------


- -------------------------------------------------------------------------
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

- -------------------------------------------------------------------------

- -------------------------------------------------------------------------

- ------------------------------------------------------------------ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated --------------------------------------


                                  ----------------------------------------
                                  NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.